UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 6, 2022
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective as of April 6, 2022, the Board of Directors of PBF Energy Inc., PBF Energy Company LLC and PBF Holding Company LLC (collectively, the “Company”) approved the below-described changes in the executive positions of Thomas O’Connor, Senior Vice President Commercial and T. Paul Davis, President Western Region effective as of April 11, 2022 (the “Effective Date”):
•Mr. O’Connor, age 49, has assumed the position of Senior Vice President, Commodity Risk and Strategy; and
•Mr. Davis, age 60, has assumed the position of Senior Vice President, Supply, Trading and Optimization.
These changes resulted from the reorganization of the Company’s businesses and are intended to continue to position the Company for long-term success.

Item 8.01 Other Events
On April 5, 2022, the Compensation Committee of the Board of Directors of PBF Energy Inc. approved the form of performance share unit agreements and performance unit agreements for the performance cycle January 1, 2023 to December 31, 2025, the forms of which are attached hereto as Exhibits 10.1 and 10.2. The Compensation Committee has not granted any awards to executives under these agreements. On April 5, 2022, the Compensation Committee also amended the Company’s Executive Stock Ownership Guidelines to increase the stock ownership requirement applicable to the Chief Executive Officer from 5 times his salary to 6 times his salary.

Item 9.01 - Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Form of 2023-2025 Performance Share Unit Agreement

10.2	Form of 2023-2025 Performance Unit Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	April 12, 2022	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	April 12, 2022	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	April 12, 2022	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary